Exhibit 99.1

Alexander & Baldwin, Inc.’s Real Estate Supplement Update

Fourth Quarter 2015

(Unaudited)

About This Supplement Update

This periodic Supplement Update is designed to provide current and potential shareholders of Alexander & Baldwin, Inc. with additional information regarding the Company’s Real Estate operating segments. This information is supplemental to and does not replace the information provided to shareholders in the Company’s periodic filings with the Securities and Exchange Commission.

This Fourth Quarter 2015 Supplement updates Tables 7-15 of the Company’s 2014 Real Estate Supplement.

The information contained in this Supplement Update is unaudited and should be read in conjunction with the Company’s 2014 Real Estate Supplement, 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update.

Feedback and suggestions regarding the contents of this Supplement Update are welcomed, and should be directed to Suzy P. Hollinger, Director, Investor Relations, via telephone at (808) 525-8422 or via email to shollinger@abinc.com.

Alexander & Baldwin, Inc. │Real Estate Supplement Update

Index to Real Estate Supplement Update

(Unaudited)

Fourth Quarter 2015

Forward-Looking Statements	2
Basis of Presentation	2
Real Estate Leasing Segment – Asset Descriptions and Statistics	3
Property Detail – Hawaii (Table 7)	3
Property Detail – Mainland (Table 8)	5
Comparable % Occupancy Data by Geographic Region and Asset Class (Table 9)	6
Weighted Average Gross Leasable Area by Geographic Region and Asset Class (Table 10)	6
Occupancy Trend Analysis – Last Five Quarters (Table 11)	6
Real Estate Leasing Net Operating Income (NOI) (Table 12)	7
Real Estate Leasing Same Store NOI (Table 13)	7
Statement on Management’s Use of Non-GAAP Financial Measures	8
Reconciliation of Real Estate Leasing Operating Profit to NOI and Same Store NOI (Table 14)	8
Portfolio Acquisitions and Dispositions	9
2015 and 2014 Improved Property Portfolio Acquisitions/Dispositions (Table 15)	9

1

Forward-Looking Statements

Statements in this Supplement Update that are not historical facts are “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This Supplement Update should be read in conjunction with pages 17-30 of Alexander & Baldwin, Inc.’s 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update, which identify important factors that could affect the forward-looking statements in this Supplement Update. We do not undertake any obligation to update our forward-looking statements.

Basis of Presentation

The information contained in this Supplement Update does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP). The information contained in this Supplement Update is unaudited and should be read in conjunction with Alexander & Baldwin, Inc.’s 2014 Real Estate Supplement, 2014 Form 10-K and other filings with the SEC through the date of this Supplement Update.

2

Real Estate Leasing Segment – Asset Descriptions and Statistics

Table 7

Property Detail - Hawaii

Property	Number of properties at 12/31/15	Island	Gross leasable area at 12/31/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2015 NOI[2] ($ in 000s)	4Q2015 % NOI to total Hawaii portfolio
Retail:
Pearl Highlands Center	1	Oahu	415,400	96	$91,835	$2,194	13.3
Kailua Retail	16	Oahu	414,300	93	10,992	3,096	18.8
Waianae Mall	1	Oahu	170,300	86	-	411	2.5
Kaneohe Bay Shopping Center[3]	1	Oahu	125,100	100	-	548	3.3
Waipio Shopping Center	1	Oahu	113,800	95	-	764	4.6
The Shops at Kukui'ula	1	Kauai	89,000	98	37,033	753	4.6
Lanihau Marketplace	1	Hawaii	88,300	99	-	397	2.4
Kunia Shopping Center	1	Oahu	60,400	87	-	480	2.9
Lahaina Square	1	Maui	50,200	73	-	113	0.7
Kahului Shopping Center	1	Maui	49,700	97	-	122	0.7
Napili Plaza	1	Maui	45,700	88	-	209	1.3
Gateway at Mililani Mauka	1	Oahu	34,900	94	-	317	1.9
Port Allen Marina Center	1	Kauai	23,600	84	-	106	0.7
Subtotal – Retail	28		1,680,700	93	$139,860	$9,510	57.7

Industrial:
Komohana Industrial Park[4]	1	Oahu	238,300	100	$-	$1,014	6.1
Kakaako Commerce Center	1	Oahu	204,400	93	-	555	3.4
Waipio Industrial	1	Oahu	158,400	99	-	534	3.2
P&L Building	1	Maui	104,100	98	-	305	1.8
Kailua Industrial/Other	6	Oahu	68,800	96	-	198	1.2
Port Allen	3	Kauai	63,800	89	-	145	0.9
Subtotal – Industrial	13		837,800	97	$-	$2,751	16.6

Office:
Kahului Office Building	1	Maui	59,600	82	$-	$305	1.9
Kahului Office Center	1	Maui	33,400	89	-	207	1.3
Stangenwald Building	1	Oahu	27,100	84	-	82	0.5
Judd Building[5]	1	Oahu	20,200	86	-	2	0.0
Gateway at Mililani Mauka South	1	Oahu	18,700	100	-	171	1.0
Maui Clinic Building	1	Maui	16,600	46	-	20	0.1
Lono Center	1	Maui	13,700	95	-	69	0.4
Subtotal – Office	7		189,300	83	$-	$856	5.2

Table 7 continued on the next page

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Table 7

Property Detail - Hawaii (Continued from previous page)

Property	Number of properties at 12/31/15	Island	Gross leasable area at 12/31/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2015 NOI[2] ($ in 000s)	4Q2015 % NOI to total Hawaii portfolio
Ground Leases
Kailua	20 acres	Oahu	-		$-	$904	5.5
Other Oahu	22 acres	Oahu	-		-	1,207	7.3
Neighbor Island	2,691 acres[6]	Neighbor Island	-		-	1,263	7.7
Subtotal - Ground Leases	2,733 acres		-		$-	$3,374	20.5
Total Hawaii	48		2,707,800	94	$139,860	$16,491	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.
[3]	Kaneohe Bay Shopping Center is a leasehold property.
[4]	Includes ground leased income.
[5]	NOI for the quarter was lower due to a tenant rent credit related to the impact of a fire at the building.
[6]	Includes 64 ground leased urban acres.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space

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Table 8

Property Detail - Mainland

Property	Number of properties at 12/31/15	Location	Gross leasable area at 12/31/15 (sq. ft.)	Leased[1] (percent)	Outstanding debt ($ in 000s)	4Q2015 NOI[2] ($ in 000s)	4Q2015 % NOI to total Mainland portfolio
Retail:
Little Cottonwood Center	1	Sandy, UT	141,500	92	$-	$372	8.4
Royal MacArthur Center	1	Dallas, TX	44,800	96	-	247	5.6
Subtotal – Retail	2		186,300	93	$-	$619	14.0

Industrial:
Midstate Hayes	1	Visalia, CA	790,200	100	$8,243	$709	15.9
Sparks Business Center	1	Sparks, NV	396,100	96	-	427	9.6
Subtotal – Industrial	2		1,186,300	99	$8,243	$1,136	25.5

Office:
1800 and 1820 Preston Park	1	Plano, TX	198,800	89	$-	$983	22.1
Ninigret Office Park	1	Salt Lake City, UT	185,500	100	-	514	11.6
2868 Prospect Park	1	Sacramento, CA	163,300	100	-	565	12.7
Concorde Commerce Center	1	Phoenix, AZ	138,700	91	-	437	9.8
Deer Valley Financial Center	1	Phoenix, AZ	126,600	60	-	51	1.1
Gateway Oaks	1	Sacramento, CA	59,700	92	-	142	3.2
Subtotal – Office	6		872,600	89	$-	$2,692	60.5

Total Mainland	10		2,245,200	94	$8,243	$4,447	100.0

[1]	Represents the average percentage of space leased during the period referenced or A&B’s ownership period, whichever is shorter. Space is considered leased when a tenancy agreement has been fully executed or the space is revenue producing.
[2]	See page 8 for a statement regarding the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to NOI for the total portfolio.

Note:	For portfolio asset class and geographic occupancy see Table 9 on page 6. Gross leasable area is periodically adjusted based on remeasurement or reconfiguration of space.

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Table 9

Comparable % Occupancy Data by Geographic Region and Asset Class

	4Q 2015				4Q 2014				Percentage point change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	93	97	83	94	94	98	84	94	(1)	(1)	(1)	-
Mainland improved	93	99	89	94	90	99	89	94	3	-	-	-
Total	93	98	88	94	93	99	88	94	-	(1)	-	-

Table 10

Weighted Average Gross Leasable Area by Geographic Region and Asset Class

	4Q 2015 (in sq. ft.)				4Q 2014 (in sq. ft.)				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	1,680,700	837,800	189,300	2,707,800	1,553,400	701,600	189,000	2,444,000	8.2	19.4	0.2	10.8
Mainland improved	186,300	1,186,300	928,600	2,301,200	232,800	1,186,300	1,127,100	2,546,200	(20.0)	-	(17.6)	(9.6)
Total	1,867,000	2,024,100	1,117,900	5,009,000	1,786,200	1,887,900	1,316,100	4,990,200	4.5	7.2	(15.1)	0.4

Table 11

Occupancy Trend Analysis – Last Five Quarters1

	4Q2015			3Q2015			2Q2015			1Q2015			4Q2014
	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased	Number of properties	Weighted average sq. ft.	Percent Leased
Retail	30	1,867,000	93	30	1,856,900	94	30	1,856,900	94	29	1,773,900	94	30	1,786,200	93
Industrial	15	2,024,100	98	15	2,024,100	97	15	2,024,100	97	15	2,024,100	98	15	1,887,900	99
Office	13	1,117,900	88	14	1,145,900	91	14	1,145,900	91	15	1,317,800	88	15	1,316,100	88
Total	58	5,009,000	94	59	5,026,900	95	59	5,026,900	94	59	5,115,800	94	60	4,990,200	94

[1]	Number of properties is as of quarter end.

Note: Gross leasable area is periodically adjusted based on remeasurement of reconfiguration of space.

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Table 12

Real Estate Leasing Net Operating Income (NOI)

(in millions)

	4Q 2015				4Q 2014				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$9.5	$2.8	$0.8	$13.1	$8.7	$2.3	$0.8	$11.8	9.2	21.7	-	11.0
Hawaii unimproved	-	-	-	3.4	-	-	-	3.0	-	-	-	13.3
Total Hawaii	$9.5	$2.8	$0.8	$16.5	$8.7	$2.3	$0.8	$14.8	9.2	21.7	-	11.5
Mainland improved	0.6	1.1	3.0	4.7	0.5	1.2	2.5	4.2	20.0	(8.3)	20.0	11.9
Total	$10.1	$3.9	$3.8	$21.2	$9.2	$3.5	$3.3	$19.0	9.8	11.4	15.2	11.6

Table 13

Real Estate Leasing Same Store NOI1

(in millions)

	4Q 2015				4Q 2014				Percentage Change
Location	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total	Retail	Industrial	Office	Total
Hawaii improved	$8.8	$2.2	$0.9	$11.9	$8.4	$2.1	$0.8	$11.3	4.8	4.8	12.5	5.3
Hawaii unimproved	-	-	-	3.4	-	-	-	3.0	-	-	-	13.3
Total Hawaii	$8.8	$2.2	$0.9	$15.3	$8.4	$2.1	$0.8	$14.3	4.8	4.8	12.5	7.0
Mainland improved	0.6	1.1	2.7	4.4	0.6	1.2	1.9	3.7	-	(8.3)	42.1	18.9
Total	$9.4	$3.3	$3.6	$19.7	$9.0	$3.3	$2.7	$18.0	4.4	-	33.3	9.4

[1]	Same Store NOI relates to properties that were operated throughout the duration of both periods under comparison.

Note: See page 8 for a statement on the Company’s use of non-GAAP financial measures and a reconciliation of Leasing operating profit to Real Estate Leasing NOI and Real Estate Leasing same store NOI.

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Statement on Management’s Use of Non-GAAP Financial Measures

The Company calculates NOI as operating profit from continuing operations, less general and administrative expenses, straight-line rental adjustments, interest income, interest expense, depreciation and amortization, and gains on sales of interests in real estate. NOI is considered by management to be an important and appropriate supplemental performance metric because management believes it helps both investors and management understand the ongoing core operations of our properties excluding corporate and financing-related costs and noncash depreciation and amortization. NOI is an unlevered operating performance metric of our properties and allows for a useful comparison of the operating performance of individual assets or groups of assets. This measure thereby provides an operating perspective not immediately apparent from GAAP income (loss) from operations or net income (loss). NOI should not be considered as an alternative to GAAP net income as an indicator of the Company's financial performance, or as an alternative to cash flow from operating activities as a measure of the Company's liquidity. Other real estate companies may use different methodologies for calculating NOI, and accordingly, the Company's presentation of NOI may not be comparable to other real estate companies. The Company believes that the Real Estate Leasing segment's operating profit from continuing operations is the most directly comparable GAAP measurement to NOI. The Company also calculates NOI for properties that were owned throughout the entire duration of both periods under comparison and refers to this calculation as “same-store NOI.” A reconciliation of Real Estate Leasing segment operating profit to Real Estate Leasing segment NOI and same-store NOI is as follows:

Table 14

Reconciliation of Real Estate Operating Profit to NOI and Same Store NOI1 (Non-GAAP)

(in millions)

	4Q 2015	4Q 2014
Real Estate Leasing segment operating profit before discontinued operations	$13.5	$11.6
Less amounts reported in discontinued operations	-	-
Real Estate Leasing segment operating profit after subtracting discontinued operations	$13.5	$11.6
Adjustments:
Depreciation and amortization	$7.1	$7.0
Straight-line lease adjustments	(0.2)	(0.9)
General and administrative expenses	0.8	1.3
Real Estate Leasing segment NOI	$21.2	$19.0
Acquisitions/ disposition and other adjustments	(1.5)	(1.0)
Real Estate Leasing segment same store NOI[1]	$19.7	$18.0

[1]	NOI related to properties that were operated throughout the duration of both periods under comparison.

8

Portfolio Acquisitions and Dispositions

Table 15

2015 Property Portfolio Acquisitions/Dispositions

Property acquired in 2015	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Aikahi Park Shopping Center - Leasehold Improvements	5/15	$2	98,000	86

Property disposed in 2015	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Union Bank	12/15	$10	84,000	53
San Pedro Plaza	5/15	$17	171,900	69
Wilshire Shopping Center	3/15	$4	46,500	72
Total		$31	302,400

2014 Property Portfolio Acquisitions/Dispositions

Property acquired in 2014	Acquisition date (month/year)	Acquisition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at acquisition
Kakaako Commerce Center	12/14	$39	204,400	90

Property disposed in 2014	Disposition date (month/year)	Disposition price (in millions)	Gross leasable area (sq. ft.)	Leased percentage at disposition
Maui Mall	1/14	$64	185,700	97

9